Virtus Balanced Allocation Fund,

a series of Virtus Insight Trust

Supplement dated December 1, 2009 to the Prospectus dated May 1, 2009,

as supplemented

IMPORTANT NOTICE TO INVESTORS

The following information updates and replaces the disclosure regarding portfolio managers on page 57 of the fund’s current prospectus.

Balanced Allocation Fund

Laura Alter, Senior Partner, Head of Fixed Income and Portfolio Manager (Harris)

Prior to joining Harris in 1994, Ms. Alter served as portfolio manager for a major mutual fund investment management firm. She has 25 years of experience in the fixed-income investment area and has served as a manager of the fund since 2005. Ms. Alter is also a manager of the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Bond Fund.

Thomas P. Lettenberger, CFA, Principal and Portfolio Manager (Harris)

Prior to joining Harris in 2005, Mr. Lettenberger was a portfolio manager at an asset management firm from 2000 to 2005 with responsibility for institutional and mutual fund accounts. He has 11 years of investment management experience and was appointed as a manager of the fund in November 2009. Mr. Lettenberger is also a manager of the Virtus Disciplined Small-Cap Opportunity Fund and the Virtus Disciplined Small-Cap Value Fund.

Daniel L. Sido, Senior Partner, Co-Head of Equities and Portfolio Manager (Harris)

Prior to joining Harris in 1994, Mr. Sido served as portfolio manager for a trust company, managing equity and fixed income portfolios. He has 25 years of investment management experience and was appointed as a manager of the fund in May 2006. Mr. Sido is also a manager of the Core Equity Fund and the Value Equity Fund.

Maureen Svagera, CFA, Senior Partner and Portfolio Manager (Harris)

Prior to joining Harris in 1994, Ms. Svagera was Principal/Vice President at an investment management firm where she focused on the mortgage- and asset-backed securities markets. She has 30 years of total experience in the fixed-income market, 25 of those years in investment management, and was appointed as a manager of the fund in May 2006. Ms. Svagera is also a manager of the Intermediate Government Bond Fund and the Short/Intermediate Bond Fund.

Investors should retain this supplement with the Prospectus for future reference.

VIT 8003/BAFPMs (12/09)